Exhibit 10.18

Contract No.

[Translated from Chinese]

Employment Contract

Party A: Beijing Tsingda Century Education Investment and Consulting Co., Ltd

Party B: ZHANG, Hui

Date of execution: January 1, 2010

Prepared under the supervision of Beijing Municipal Bureau of Labor and Social Security

According to the provisions of the Labor Law of the People’s Republic of China, Contract Law of the People’s Republic of China and other applicable laws and regulations, Party A and Party B hereby reach the following agreement through friendly consultations and on the principle of free will and equality.

1. General information about the two parties

Section 1. Party A: Beijing Tsingda Century Education Investment and Consulting Co., Ltd

Legal Representative (CEO) or authorized representative: Zhang Hui

Registered address: #123, Yongle # 6 Street, Yongle Economic Development Area, Tongzhou District, Beijing

Principal place of business: 7/F, Shouchuang Tuozhan Building, #2, Haidian North #1 Street, Haidian District, Beijing

Section 2. Party B: ZHANG, Hui         Sex:Male

Domicile type (non-agricultural or agricultural) non-agricultural

Resident ID card number: 422201196608180877

Or other valid identification:         identification number:

Starting date of employment with Party A:  Oct. 24, 2003

Home address: 58 Qingyixi Road, Fengtai                     Postal code:

Residence in Beijing: 58 Qingyixi Lu, Fengtai,                 Postal code:

Place of domicile:

2. Term

Section 3. This contract is a fixed-term employment contract.

This contract will take effect as of Jan. 1, 2010, including a probationary period to end on              . This contract will expire on Dec. 31, 2019.

3. Job responsibilities and workplace

Section 4. Party B agrees to work as CEO as required by Party A.

Section 5. Party B’s workplace or work area is Beijing City (or any other subsidiary or branch company of Party A as designated by Party A according to operational requirements) according to the job requirements of Party A.

Section 6. Party B shall meet the job requirements specified by Party A and the criteria specified in the performance appraisal policy of Party A.

4. Working hours, leave and vacation

Section 7. Party A instructs Party B to follow flexible working schedule.

In case of standard working schedule, Party B shall work no more than eight hours per day and no more than 40 hours per week, with rest days being Saturday and Sunday every week.

Party A shall obtain the administrative approval of the labor administration department in advance if Party A instructs Party B to follow flexible working schedule.

Section 8. Party B shall follow the work attendance and leave policy of Party A.

5. Compensation

Section 9. Party A shall pay Party B base monthly salary of 15,000     RMB and performance-based salary of 15,000        based on Party B’s position, performance and competency in monetary form before the 15th day of each month, subject to the actual monthly performance ratings. See the performance appraisal policy of Party A for details.

During the probationary period, Party B’s base salary will be     RMB and performance-based will be     RMB, to be calculated based on performance ratings.

Over covenants between the two parties concerning Party B’s salary             .

Section 10. If Party B has no work to do because of no assignments from Party A, Party B will be entitled to leave without pay during the idle period.

6. Social insurance and other employee benefit

Section 11. The two parties agree to be covered by social insurance according to the national and local laws and regulations. Party A shall procure social insurance for the benefit of Party B and assume its social insurance obligations according to the national and local laws and regulations.

Section 12. The medical benefit that Party B is entitled to due to illness or non-work-related injury of Party B shall be in accordance with the national and local laws and regulations. Party A shall pay Party B sick pay according to Party A’s work attendance and leave policy.

Section 13. The employee benefits that Party B is entitled to due to occupational disease or work-related injury during the term of this contract shall be in accordance with the national and local laws and regulations.

Section 14. Party A will provide Party B with additional medical insurance and luncheon allowance.

7. Labor protection, working conditions and occupational hazard protection

Section 15. Party A shall provide Party B with necessary safety protection measures and labor protections according to the job requirements of Party B and the applicable occupational safety and health provisions of the national laws and regulations.

Section 16. Party A shall establish and maintain occupational safety policy according to the national laws and regulations; Party B shall strictly follow Party A’s occupational safety policy, prevent any accident at workplace and minimize occupational hazards.

Section 17. Party A shall establish and refine its occupational disease prevention responsibility system, exert greater control over occupational disease prevention and improve its occupational disease control performance.

8. Cancellation, termination and economic compensation

Section 18. Cancellation, termination and renewal of this contract shall be in accordance with the Labor Contract Law of the People’s Republic of China and other applicable national and local laws and regulations.

Section 19. In case of cancellation or termination of this contract, Party A shall provide Party B with supporting documents for such cancellation or termination and handle formalities for transfer of personnel file and social insurance for Party B.

Section 20. Party B shall fulfill succession formalities as agreed by both parties. Any economic compensation due and payable to Party B shall be paid at the time of fulfillment of succession formalities.

9. Other covenants

Section 21. The two parties agree to make the following additions to this contract.

(1) Intellectual property provisions

1. Intellectual property referred to herein shall mean any and all research findings and developments completed or conceived by Party B during the term of this contract using Party A’s physical and technical resources and conditions and business secrets as a result of fulfillment by Party B of his or her duties within the scope of business of Party A, including but not limited to:

(a) right to patent application and patent right to, on or in job-related inventions or creations (including invention, utility model and industrial design).

(b) copyright of courseware, research papers, writings, manuscripts, feasibility demonstration and industrial analysis.

(c) trademark symbol design, appearance-specific decoration or design, identity design, product design, advertisements, teaching materials and texts.

(d) Die design, manufacturing process, technological process, formulation, empirical formula and experimental data.

(e) Computer software and its algorithm and design.

(f) All aforesaid research findings and developments that do not fall within Party B’s term of reference but within Party A’s scope of business, as well as improvements to Party A’s existing research findings or developments.

(g) Research findings and developments obtained by Party B in relation to Party B’s assignments received during the term of this contract within one year of separation from Party A for whatever reason.

(h). Other intellectual property that shall remain with Party A according to the national laws and regulations or provisions specified herein.

2. Any and all job-related research findings or developments obtained by Party B during the term of this contract shall be first reported by Party B to Party A and all intellectual property to, on or in such findings or developments shall remain with Party A.

3. Party B agrees to take every legal measure that Party A deems necessary for attainment and retention of the intellectual property to, on or in the aforesaid job-related research findings or developments including application and registration, as requested by Party A; Party B further agrees to provide necessary documents and take necessary measures as required by Party A to ascertain Party A’s ownership of the intellectual property to, on or in the aforesaid job-related research findings and developments.

4. Intellectual property to, in or on any research findings or developments obtained by Party B without use of Party A’s physical or technical conditions or resources or business secrets and outside the term of reference of Party B specified hereunder shall remain with Party B, except the following:

(a) Such research findings or developments compete with Party A’s business operations.

(b). Such research findings or developments preempt Party A’s research findings or developments in fact or according to demonstration.

(c) Such research findings or developments are obtained based on Party B’s job-related research findings or developments specified hereunder.

5. If Party B is a new employee, intellectual property of research findings in Party B’s possession may be transferred to Party A with the approval of Party A and Party A shall pay Party B reasonable compensation, provided Party B shall warrant in writing to Party A that Party B owns the intellectual property of such research findings and that any dispute over the ownership of such intellectual property shall be the sole responsibility of Party B. Party B shall provide relevant supporting documents for this purpose if available.

6. If Party B refuses to assume the aforesaid obligations or uses the aforesaid intellectual property in Party A’s possession specified herein for any purpose other than specified herein, Party A has the right to terminate this contract with immediate effect by reason of serious violation of Party A’s company rules and regulations. Party A has the right to demand compensation of more than 10,000 RMB up to 200,000 RMB from Party B or to demand compensation from Party B according to the maximum amount of profits gained by Party B as a result of such violation.

(2). Confidentiality

1. Business secrets as referred to herein shall mean any business information in Party A’s possession (in whatever form of storage) that is unknown to the general public, can generate economic benefits for Party and is practical in nature and protected properly by Party A, including any and all information and matters related to Party A’s business operations. For this purpose, business secrets shall include but not limited to project information, investment and financing information, information on salary, allowance and bonus, technical know-how, software development materials, marketing strategy, customer list, partner and partnership details, management method, financial and market information, future business plans and Party A’s intellectual property information.

2. Party B shall comply with Party A’s confidentiality policy and may not disclose any of Party A’s business secrets directly or indirectly to any third party and in whatever form, or use or allow any third party to use any of Party A’s business secrets without prior consent of Party A.

3.  If Party B is uncertain about the nature or extent of confidentiality of business secrets, Party B shall consult with the immediate leadership for confirmation.

4. Upon expiration or early termination of this contract for whatever reason, Party B shall return all of Party A’s documents, records, equipment and other properties obtained from Party A (including but not limited to Party A’s business secrets in Party B’s possession) to Party A immediately. Party A may made appropriate deduction from the amounts payable and due to Party B and has the right to take other appropriate measures if Party B fails to return any and all of such documents or properties to Party A.

5. In case of any violation by Party B of the aforesaid provisions, Party A has the right to terminate this contract by reason of serious violation of Party A’s company rules and regulations. If Party B’s violation causes damage or loss to Party A, Party A has the right to demand compensation of more than 10,000 RMB up to 200,000 RMB from Party B or to demand compensation from Party B according to the maximum amount of profits gained by Party B as a result of such violation.

(3) Exclusive employment

1. Party B warrants to Party A that Party A is the only employer with which Party B has contractual relationship and that Party B will perform his or her duties with every possible effort during the working hours.

2. Party B may not be employed by any other organization or individual or undertake any other business or activities of any other organization or individual during the term of this contract without prior written consent of Party A.

3. In case of any violation by Party B of the aforesaid provisions, Party A has the right to terminate this contract by reason of serious violation of Party A’s company rules and regulations. If Party B’s violation causes damage or loss to Party A, Party A has the right to demand compensation of more than 10,000 RMB up to 200,000 RMB from Party B or to demand compensation from Party B according to the maximum amount of profits gained by Party B as a result of such violation.

(4). Any serious violation by Party B of Party A’s company rules and regulations as defined in the published rules and regulations of Party A, Party B’s receipt of three notices of criticism within six months of employment for violation of Party A’s published rules and regulations and Party B’s violation of the supplementary agreement to this employment contract shall all be deemed Party B’s serious violation of the employer’s rules and regulations, in which case Party A has the right to terminate this contract without economic compensation payable to Party B.

(5). Party A has the right to readjust its rules and regulations at any time to meet its operational needs and Party A has the obligations to take necessary measures to communicate any of such readjustments to Party B.

(6). Other matters to be agreed upon by both parties.

10. Labor dispute resolution and miscellaneous

Section 22. Any dispute arising out of performance of this contract may be submitted to Party A’s labor dispute mediation committee for mediation. If mediation fails, such dispute may be submitted to the labor dispute arbitration commission for arbitration.

The disputing party may also directly apply to the labor dispute arbitration commission for arbitration.

Section 23. The company rules and regulations of Party A are attached hereto as an appendix.

Section 24. Any matter not covered by this contract or any conflict between the provisions of this contract and the national and local laws and regulations shall be subject to the national laws and regulations.

Section 25. This contract is made in duplicates, one copy for each party.

Party A (corporate seal)

Party B (signature or corporate seal)

By Company Chop

/s/ Zhang Hui

Legal representative (CEO) or authorized representative:

(Signature or seal)

Date of execution: Jan. 1, 2010

Agreement on renewal of employment contract

This renewal of the employment contract is a  fixed-term/non-fixed term contract , and will take effect as of       and expire upon          .

Party A (corporate seal)                       Party B (signature or seal)

Legal representative (CEO) or authorized representative (signature or seal)

Date:

Agreement on renewal of employment contract

This renewal of the employment contract is a  fixed-term/non-fixed term contract , and will take effect as of       and expire upon          .

Party A (corporate seal)                       Party B (signature or seal)

Legal representative (CEO) or authorized representative (signature or seal)

Date:

Agreement on modification of employment contract

Party A and Party B agree to make the following modifications to this contract through friendly consultations:

Party A (corporate seal)                       Party B (signature or seal)

Legal representative (CEO) or authorized representative (signature or seal)

Date:

Agreement on modification of employment contract

Party A and Party B agree to make the following modifications to this contract through friendly consultations:

Party A (corporate seal)                       Party B (signature or seal)

Legal representative (CEO) or authorized representative (signature or seal)

Date:

Directions for Use

1. This employment contract is intended for use by employer and a prospective employee for the purpose of execution of labor contract.

2. When using this employment contract for the purpose of execution of labor contract, the two parties shall complete this contract where appropriate with the agreements to be reached by the two parties.

At the time of execution of this contract, Party A shall affix its corporate seal hereto and the legal representative or chief executive officer of Party A shall personally sign or affix a seal to this contract.

3. Any provisions that need to be added to this contract upon the agreement of the two parties shall be indicated in Section 21 hereof.

4. A separate page may be used and appended hereto if the other covenants of the two parties or modification to the employment contract cannot be completely filled in this contract.

5. This contract shall be filled in using pen in a legible, concise and accurate manner, without any alteration.

6. This contract is made in duplicates, one copy for each party. The copy intended for Party B may not be kept by Party A

December 2008